VAN KAMPEN FOCUS PORTFOLIOS, SERIES 242

                Bandwidth & Telecommunications Trust, Series 11B

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the prospectus, the stock of McLeodUSA, Inc. was liquidated from the trust set forth above due to serious adverse credit factors.

Supplement Dated:  January 7, 2002